Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Fremont General Corporation	Case Number:	8:08-bk-13421
Debtor	Operating Report Number:	3
	For the Month Ending:	August 31, 2008
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			6,432,034

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			4,386,407

3.	BEGINNING BALANCE:			2,045,627

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		—

	Accounts Receivable — Pre-filing		—

	General Sales		—

	Other (Specify)
	Other (Specify)	Other	1,192

	Other (Specify)	Intercompany reimbursement (2)	30,795

	TOTAL RECEIPTS THIS PERIOD:			31,987

5.	BALANCE:			2,077,614

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		1,604,984

	Disbursements (from page 2)		420,078

	TOTAL DISBURSEMENTS THIS PERIOD:			2,025,062

7.	ENDING BALANCE:			52,552

8.	General Account Number(s):		Well Fargo # xxxxxx1638 (3)

	Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking
			350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes
(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Reflects intercompany reimbursements for sublease and vendor payments.

(3)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
8/11/2008	wire	Fremont Reorganizing Corporation	Intercompany payment for reimbursement of vendor invoices		$1,576	$1,576
8/11/2008	6000000328	Assi Security	A/P vendor payments		500	500
8/11/2008	6000000329	Ampco System Parking	A/P vendor payments		9,924	9,924
8/11/2008	6000000330	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,423	1,423
8/11/2008	6000000331	LA Fine Arts	A/P vendor payments		330	330
8/11/2008	6000000332	Water Garden Co LLC	A/P vendor payments		497	497
8/18/2008	6000000333	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,092	1,092
8/19/2008	wire	Shareholder.com	A/P vendor payments		885	885
8/19/2008	wire	PR Newswire Association LLC	A/P vendor payments		1,387	1,387
8/19/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		6,415	6,415
8/20/2008	wire	Wells Fargo	Client Analysis Service Charge		2,439	2,439
8/20/2008	6000000334	Broadridge	A/P vendor payments		1,675	1,675
8/20/2008	6000000335	Jordan Lawrence Group	A/P vendor payments		12,500	12,500
8/22/2008	6000000336	Mellon Investor Services LLC	A/P vendor payments		1,095	1,095
8/22/2008	6000000337	US Trustee	US Trustee Quarterly Fee		325	325
8/22/2008	6000000338	Water Garden Co LLC	August Rent		185,190	185,190
8/27/2008	wire	Fremont General Corporation	Bank Account Transfer	1,604,984	—	1,604,984
8/27/2008	6000000339	American Stock Exchange	A/P vendor payments		151	151
8/27/2008	6000000340	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
8/27/2008	6000000341	NRS Inc	A/P vendor payments		1,382	1,382
8/27/2008	6000000342	Water Garden Co LLC	September Rent		185,190	185,190
8/28/2008	wire	Nicole Maury	A/P vendor payments		280	280
8/28/2008	wire	Ivize	A/P vendor payments		712	712
8/28/2008	wire	PR Newswire Association LLC	A/P vendor payments		1,212	1,212
8/28/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		2,455	2,455

			TOTAL DISBURSEMENTS THIS PERIOD:	$1,604,984	$420,078	$2,025,062

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	8/31/2008	Balance on Statement:	$242,139

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

6000000336	8/22/2008	1,095
6000000337	8/22/2008	325
6000000339	8/27/2008	151
6000000340	8/27/2008	1,444
6000000341	8/27/2008	1,382
6000000342	8/27/2008	185,190

TOTAL OUTSTANDING CHECKS:			$189,587

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$52,552

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT) (1)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS		—

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR REPORTS		—

3. BEGINNING BALANCE:		—

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	1,604,984

Transferred from Overnight Investment Account	29,636,145

Interest Income	5,463

TOTAL RECEIPTS THIS PERIOD:		31,246,593

5. BALANCE:		31,246,593

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		—

7. ENDING BALANCE:		31,246,593

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s): xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes:

(1)	Commercial money market account converted in compliance with Section 345 of the Bankruptcy Code.

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
None

TOTAL DISBURSEMENTS THIS PERIOD:				0

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	8/31/2008	Balance on Statement:	$31,246,593

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$31,246,593

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (OVERNIGHT INVESTMENT ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	29,592,379

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR Reports	—

ACCOUNT REPORTS

3. BEGINNING BALANCE:	29,592,379

4. RECEIPTS DURING CURRENT PERIOD:	43,767	(1)

5. BALANCE:	29,636,146

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	29,636,145

7. ENDING BALANCE:	—

8. OVERNIGHT INVESTMENT ACCOUNT Number(s):	xxxx9320

Depository Name & Location:	Wells Fargo Bank - Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Note:

(1)	Represents interest received during period.

TOTAL DISBURSEMENTS FROM OVERNIGHT INVESTMENT ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
8/27/2008	wire	Fremont General Corporation	Balance transfer to Commercial Money Market account	$29,636,145

TOTAL DISBURSEMENTS THIS PERIOD:				$29,636,145

OVERNIGHT INVESTMENT ACCOUNT
BANK RECONCILIATION

Bank statement Date:	8/31/2008	Balance on Statement:	$0

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT		—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			—

Bank statement Adjustments: Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	8/31/2008
(Provide a copy of monthly account statements for each of the below)

	General Account:	52,552

	Money Market Account:	31,246,593

	Overnight Investment Account:	—

	Payroll Account: (1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			31,299,145

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
Water Garden Co. (Lessor)(1)	1 per Month	185,190	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	August 2008

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A

	State Withholding	—	—	N/A

	FICA- Employer’s Share	—	—	N/A

	FICA- Employee’s Share	—	—	N/A

	Federal Unemployment	—	—	N/A

	Sales and Use	—	—	N/A

	Real Property	—	—	N/A

Other:
	TOTAL:	—	—

               Notes:

(1)	Represents lease payment on the Debtor’s office building space (i.e., prepayment of monthly rent).

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	35,036	—	1,857
31 - 60 days	3,653	—	32,184
61 - 90 days	—	12,450	—
91 - 120 days	—	24,564	—
Over 120 days	—	81,948	—

TOTAL:	38,689	118,962	34,041

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/08-1/01/09	1/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Platte River	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Scottsdale Ins	Excess D&O	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	10,000,000	1/01/08-1/01/09	1/1/09
Zurich American	Excess Crime Coverage	20,000,000	1/01/08-1/01/09	1/1/09
Continental Ins	Excess Crime Coverage	30,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Group Personal Umbrella	500,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Excess and Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Great American	Excess Umbrella	35,000,000	1/01/08-1/01/09	1/1/09
Fireman’s Fund	Excess Umbrella	25,000,000	1/01/08-1/01/09	1/1/09
American Guarantee	Excess Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Package	43,351,906	1/01/08-1/01/09	1/1/09
Crum & Forster	Workers Compensation	1,000,000	1/01/08-1/01/09	1/1/09

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending					Quarterly Fees Still
(Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		325		325	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No disbursements made to insiders during the period

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
No disbursements made to insiders during the period

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	8/31/2008	6/19/08-8/31/08
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—
Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	226,725	586,061

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive	629	7,437,826

Occupancy	7,632	21,195

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	3,075	8,511

Advertising and promotion	8,601	23,635

Telecom		3,235

Travel	—	—

Printing and supplies	2,455	10,128

Postage		(29,156)

All other	31,744	80,403

Depreciation and Amortization	952	2,856

Rent Expense — Real Property	—	—

Lease Expense — Personal Property	—	—

Insurance	126,502	303,823

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	408,315	8,448,517

Net Gain/(Loss) from Operations	(408,315)	(8,448,517)

Non-Operating Income:
Interest Income	49,265	134,088

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(6,184,988)	137,890,524

Other (Itemize) — SERP (1)	—	(75,276)

Total Non-Operating income	(6,135,723)	137,949,336

Non-Operating Expenses:
Interest Expense (2)	23,914	57,394

Legal and Professional (Itemize) (3)	1,266,800	2,111,563

Total Non-Operating Expenses	1,290,714	2,168,957

NET INCOME/(LOSS)	$(7,834,752)	$127,331,862

Notes:

(1)	Represents fair value adjustment on the assets held in the Debtor’s Supplemental Executive Retirement Plan, Supplemental Executive Retirement Plan II, and the related Merrill Lynch Non-Qualified Deferred Compensation Plan Trust Agreements (collectively, “SERP & EBP Accounts”).

(2)	Represents amortization of capitalized debt issuance costs.

(3)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$31,299,145

Accounts Receivable	153,003

Intercompany Receivable	2,011,000

Prepaid Expenses	4,550,650

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,718,222

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		52,824,797

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(106,184)

Net Property, Plant, and Equipment		180,830

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	18,011

Investment in Subsidiary	422,473,549

Total Other Assets		422,491,560

TOTAL ASSETS		$475,497,187

LIABILITIES
Post-petition Liabilities:
Accounts Payable	38,689

Accruals (1)	4,064,130

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Accrued Bonus Payable	1,510

Other (Itemize) — Sr. Notes — Amortization of Capitalized Costs	57,395

Other (Itemize) — Discontinued Lease Liability	(370,516)

Other (Itemize) — Interco. Payable FIL	46,853

Other (Itemize) — SERP/EBP accounts	—

Other	(263,567)

Total Post-petition Liabilities		3,839,252

Pre-petition Liabilities / Liabilities Subject to Compromise:
Secured Liabilities	—

Priority Liabilities	—

Unsecured Liabilities (1)	356,145,760

Total Pre-petition Liabilities		356,145,760

TOTAL LIABILITIES		359,985,012

EQUITY:
Pre-petition Owners’ Equity	(31,230,144)

Post-petition Profit/(Loss)	127,331,862

Direct Charges to Equity	19,410,457

TOTAL EQUITY		115,512,175

TOTAL LIABILITIES & EQUITY		$475,497,187

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization. There is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case: None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. None	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.